UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10804	98-0191089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

     On August 5, 2008, XL Capital Ltd, a Cayman Islands exempted limited company (the “Company” or the “Registrant”), pursuant to the terms of an Underwriting Agreement, dated as of July 29, 2008, by and among the Company and Goldman, Sachs & Co., UBS Securities LLC and the other underwriters named in Schedule I thereto, issued (i) 23,000,000 10.75% Equity Security Units of the Company (the “Units”) and (ii) 143,750,000 Class A Ordinary Shares, par value US$0.01 per share (the “Underwritten Ordinary Shares”). Each Unit has a stated amount of $25 and initially consists of (a) a contract (the “Purchase Contracts”) pursuant to which the holder agrees to purchase, for $25, Class A Ordinary Shares of the Company on August 15, 2011 and (b) a 1/40, or 2.5%, ownership interest in a 8.25% senior note (the “Senior Notes”) issued by the Company due August 15, 2021 with a principal amount of $1,000. The Registrant received $2,788,750,000 in net proceeds, before offering expenses payable by the Registrant, from the sale of the Units and the Underwritten Ordinary Shares.

      In connection with the issuance of the Units, the Company entered into the following agreements: (1) Fifth Supplemental Indenture (the “Supplemental Indenture”), dated August 5, 2008, to the Indenture, dated as of June 2, 2004, between the Registrant and The Bank of New York Mellon, as trustee, which governs the terms of the Senior Notes, (2) Purchase Contract Agreement (the “Purchase Contract Agreement”), dated August 5, 2008, between the Registrant and The Bank of New York Mellon, as Purchase Contract Agent, which governs the terms of the Purchase Contracts and (3) Pledge Agreement (the “Pledge Agreement”), dated August 5, 2008, by and among the Registrant and The Bank of New York Mellon, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank of New York Mellon, as Purchase Contract Agent, which governs the terms of the pledge of the Senior Notes to secure the holders’ obligations under the Purchase Contracts.

     The Underwritten Ordinary Shares and the Units were issued and sold pursuant to a shelf registration statement on Form S-3 (Registration No. 333-130036) filed with the Securities and Exchange Commission on December 1, 2005 by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the “Registration Statement”), which became effective on December 1, 2005, and as supplemented by the final prospectus supplement filed by the Registrant with the Securities and Exchange Commission on July 31, 2008, pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”).

     The descriptions of the Units, the Senior Notes and the Purchase Contracts and the Supplemental Indenture, the Purchase Contract Agreement and the Pledge Agreement appearing under the captions “Description of the Equity Security Units” and “Description of the Senior Notes” in the Prospectus Supplement and under the captions “Description of XL Capital Ordinary Share Purchase Contracts and Ordinary Share Purchase Units” and “Description of XL Capital Debt Securities” in the Registration Statement are incorporated herein by reference.

     The Supplemental Indenture, Purchase Contract Agreement and Pledge Agreement are filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K.

     In addition, on August 5, 2008, the Registrant issued 8,000,000 Class A Ordinary Shares, par value US$0.01 per share (the “Syncora Ordinary Shares”) in the aggregate to Syncora Guarantee Re Ltd. and Syncora Guarantee Inc. (collectively “Syncora”). In connection with the issuance of the Syncora Ordinary Shares, the Registrant entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of August 5, 2008, by and between the Registrant and Syncora, pursuant to which the Registrant has agreed to provide certain registration rights to Syncora with respect to the Syncora Ordinary Shares. The registration rights consist of: (1) the right of Syncora to make two registration demands (for a minimum of $35 million each), (2) customary piggyback registration rights and (3) the Registrant’s agreement to file and keep effective a shelf registration statement for resales of the Syncora Ordinary Shares. Each of these rights are available to Syncora following the expiration of a lock up period set forth in the Registration Rights Agreement, during which Syncora has agreed not to transfer any of the shares until the date that is six months following August 5, 2008. In addition, these registration rights will not be available at any time that the shares are eligible to be sold to the public without volume limitations pursuant to Rule 144 under the Securities Act. In addition, under the Registration Rights Agreement, the Registrant will have a right of first offer with respect to any proposed sale of shares by Syncora.

     The Registration Rights Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 with respect to the Units is incorporated herein by reference.

Item 8.01.      Other Events

     The information set forth in Item 1.01 is incorporated herein by reference.

     On August 5, 2008, Appleby, Cayman Islands counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Underwritten Ordinary Shares and the Units.

Item 9.01.      Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.		Description
4.1	*	Fifth Supplemental Indenture, dated August 5, 2008, to the Indenture, dated as of June 2, 2004, between the Registrant and The Bank of New York Mellon, as trustee.

4.2	*	Purchase Contract Agreement, dated August 5, 2008, between the Registrant and The Bank of New York Mellon, as Purchase Contract Agent.

4.3	*	Pledge Agreement, dated August 5, 2008, by and among the Registrant and The Bank of New York Mellon, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank of New York Mellon, as Purchase Contract Agent.

4.4		Registration Rights Agreement dated as of August 5, 2008, by and among the Registrant, Syncora Guarantee Re Ltd. and Syncora Guarantee Inc.

4.5	*	Form of Normal Units Certificate (included in Exhibit 4.2 hereto).

4.6	*	Form of Stripped Units Certificate (included in Exhibit 4.2 hereto).

4.7	*	Form of Senior Note (included in Exhibit 4.1 hereto).

5.1	*	Opinion of Appleby, regarding the validity of the Underwritten Ordinary Shares and the Units.

23.1	*	Consent of Appleby (included in Exhibit 5.1 above).

* Exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the shelf registration statement on Form S-3 (Registration No. 333-130036) filed with the Securities and Exchange Commission on December 1, 2005 by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the “Registration Statement”), which became effective on December 1, 2005, and, as this Current Report on Form 8-K is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2008

XL CAPITAL LTD
(Registrant)

By: /s/ Kirstin Romann Gould
		Name:	Kirstin Romann Gould
		Title:	General Counsel and Secretary